EXHIBIT 99.1

Supplemental Information
For the Period Ending 9-30-02

the ST JOE company

Supplemental Information For the Period Ending 9-30-02

Forward Looking Statement This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate", "expect", "estimate", "intend", "plan", "goal", "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission. and in the Company's other written materials.

Supplemental Information - St. Joe Commercial For the Period Ending 9-30-02

St. Joe Commercial
Land Positions Held for Investment
September 30, 2002
 ($ in thousands)

		Net	Entitled	Original
	Market	Acres(a)	Sq. Ft.(b)	Cost

Southeast
Glenlake	Atlanta, GA	9.8	700,000
Parkstone Plaza	Chantilly, VA	19.1	240,000
Lakeside at Frisco Bridges	Dallas, TX	8.0	245,000
Westchase	Houston, TX	4.5	150,000
Oak Park at Westchase	Houston, TX	34.2	884,000

		75.6	2,219,000

Northeast Florida
Golfway Center	St. Augustine, FL	13.9	167,500
Southbank (Currington)	Jacksonville, FL	0.3	—

		14.2	167,500

Central Florida
Millenia Park	Orlando, FL	21.7	592,000

South Florida
Beacon Square at Boca	Boca Raton, FL	14.0	264,000

Total		125.6	3,242,500	$48,000

(a)	Represents net area defined as the total area exclusive of any public roadways, easements and other undevelopable areas.

(b)	Excludes entitlements related to land parcels that have been developed.

St. Joe Commercial
Projects Under Development
September 30, 2002

	Market	Ownership %	Net Rentable Square Feet	Leased %	Construction Completion Date	Stabilization Date
Northwest Florida						
Bechrich Two	Panama City Beach, FL	100%	35,000	0%	2Q/03	2Q/04
			35,000			
Northeast Florida						
245 Riverside	Jacksonville, FL	100%	135,000	37%	1Q/03	1Q/04
			135,000			
Total			**170,000**			

5

St. Joe Commercial
Portfolio of Operating Properties
September 30, 2002
 ($ in thousands)

					Net		Annual
				# of	Rentable	Leased	Net Operating
Investment Property Portfolio	Date Acquired/Completed	Market	Ownership %	Buildings	Sq. Ft.	Percentage	Income(b)

Prestige Place	December-99	Clearwater, FL	100%	2	143,000	84%	$1,143
Harbourside	December-99	Clearwater, FL	100%	1	146,000	87%	1,273
Lakeview	May-00	Tampa, FL	100%	1	125,000	76%	1,193
Palm Court	July-00	Tampa, FL	100%	1	62,000	93%	553
Westside Corporate Center	October-00	Plantation, FL	100%	1	100,000	80%	1,386
280 Interstate North	January-01	Atlanta, GA	100%	1	126,000	92%	1,281
Southhall Center	April-01	Orlando, FL	100%	1	155,000	95%	2,076
1133 20th Street, NW	September-01	Washington DC	100%	1	119,000	99%	2,388
1750 K Street	December-01	Washington DC	100%	1	152,000	94%	3,567
Millenia Park One	May-02	Orlando, FL	100%	1	158,000	44%	2,500	(d)

				11	1,286,000	83%	17,360

Development Property Portfolio
TNT Logistics	February-02	Jacksonville, FL	100%	1	99,000	73%	1,136	(d)
Tree of Life	December-01	St. Augustine, FL	100%	1	69,000	100%	800	(d)
Southwood Office One		Tallahassee, FL	100%	1	88,000	51%	1,000	(d)
Alliance Bank Building (a)	n/a	Orlando, FL	50%	1	71,000	87%	431	(c)
355 Alhambra	June-01	Coral Gables, FL	45%	1	224,000	64%	4,900	(c)(d)
Nextel Call Center	December-01	Panama City Beach, FL	100%	1	67,000	100%	800	(d)
Beckrich Office I	December-01	Panama City Beach, FL	100%	1	34,000	88%	450	(d)
Deerfield Commons I	April-00	Atlanta, GA	40%	1	122,000	76%	1,728	(c)(d)
Westchase Corporate Center	August-99	Houston, TX	93%	1	184,000	87%	2,500	(c)(d)

				9	958,000	77%	13,745

Total				20	2,244,000	81%	$31,105

(a)	Property expected to be redeveloped.
(b)	Represents budgeted net operating income.
(c)	All information is shown at 100%.
(d)	Represents proforma net operating income at stabilization.

St. Joe Commercial
Portfolio of Operating Properties –
     Leasing Expirations
September 30, 2002

					Lease Expirations
			Net
			Rentable	Leased						2007 and
	Market	Ownership %	Sq. Ft.	Percentage	20021)	2003	2004	2005	2006	Thereafter

Investment Property Portfolio
Prestige Place	Clearwater, FL	100%	143,000	84%	6,000	24,000	31,000	11,000	17,000	31,000
Harbourside	Clearwater, FL	100%	146,000	87%	6,000	18,000	38,000	16,000	8,000	40,000
Lakeview	Tampa, FL	100%	125,000	76%	2,000	—	10,000	27,000	—	56,000
Palm Court	Tampa, FL	100%	62,000	93%	—	56,000	—	—	—	2,000
Westside Corporate Center	Plantation, FL	100%	100,000	80%	1,000	11,000	10,000	29,000	24,000	5,000
280 Interstate North	Atlanta, GA	100%	126,000	92%	—	52,000	14,000	51,000	—	—
Southhall Center	Orlando, FL	100%	155,000	95%	12,000	68,000	41,000	27,000	—	1,000
1133 20th Street, NW	Washington DC	100%	119,000	99%	1,000	—	5,000	8,000	89,000	15,000
1750 K Street	Washington DC	100%	152,000	94%	—	20,000	—	—	3,000	120,000
Millenia Park One	Orlando, FL	100%	158,000	44%	—	—	—	44,000	11,000	14,000

			1,286,000	83%	28,000	249,000	149,000	213,000	152,000	284,000

Development Property Portfolio
TNT Logistics	Jacksonville, FL	100%	99,000	73%	—	—	—	—	—	73,000
Tree of Life	St. Augustine, FL	100%	69,000	100%	—	—	—	—	—	69,000
Southwood Office One	Tallahassee, FL	100%	88,000	51%	—	—	—	—	—	45,000
Alliance Bank Building	Orlando, FL	50%	71,000	87%	19,000	42,000	—	—	—	—
355 Alhambra	Coral Gables, FL	45%	224,000	64%	—	—	—	—	55,000	89,000
Nextel Call Center	Panama City Beach, FL	100%	67,000	100%	—	—	—	—	—	67,000
Beckrich Office I	Panama City Beach, FL	100%	34,000	88%	—	—	—	—	—	30,000
Deerfield Commons I	Atlanta, GA	50%	122,000	76%	—	—	—	23,000	20,000	49,000
Westchase Corporate Center	Houston, TX	93%	184,000	87%	—	—	—	85,000	36,000	40,000

			958,000	77%	19,000	42,000	—	108,000	111,000	462,000

Total			2,244,000	81%	47,000	291,000	149,000	321,000	263,000	746,000

% of leased sq. ft. expiring					3%	16%	8%	18%	14%	41%

1)	10/1/02 — 12/31/02

Supplemental Information - Residential For the Period Ending 9-30-02

	Walton County						Bay County
St. Joe/Arvida
Description of Communities			WaterSound		East Lake	Camp Creek			Palmetto
As of September 30, 2002	WaterColor	WaterSound	N.		Powell	Golf Club	Summerwood	Hammocks	Trace

Year Sales Begin	2000	2001	2004		2005	2008	1998	2000	2001

Year of Completion	2008	2006	After 2012		2007	2008	2002	2007	2008

Acres In Community	499	256	1,440		181	1,028	79	143	138

Total Planned Units			1,250	(E)	Estimated	Estimated
Arvida Built	327	200			15	30	152	354	487
Retail Lots/Outside Builder	813	299			185	0	67	109	0

Total	1,140	499	1,250	(E)	200	30	219	463	487

Sales, As Of September 30, 2002
Arvida Built	116	34	0		0	0	152	85	47
Retail Lots/Outside Builder	282	89	0		0	0	67	34	0

Total	398	123	0		0	0	219	119	47

Remaining To Be Sold
Arvida Built	211	166	TBD		15	30	0	269	440
Retail Lots/Outside Builder	531	210	TBD		185	0	0	75	0

Total	742	376	TBD		200	30	0	344	440

Contracts On Hand (unclosed)
Arvida Built	11	34	0		0	0	0	16	22
Retail Lots/Outside Builder	61	1	0		0	0	0	8	0

Total	72	35	0		0	0	0	24	22

Arvida-Built House Pricing (In Thousands)	$400 - $1,000+	$500 - $1,000+	$175 - $400+		$175 - $400+	$325	$120 - $175	$100 - $160	$105 - $160

Lot Pricing (In Thousands)	$150 - $1,000+	$200 - $1000+	$100 - $200+		$100 - $200+			$30 - $35

Amenities	Resort Beach Club Boat House Tennis Facility Parks Pedestrian Trails	Resort Beach Club Tennis Facility Bed & Breakfast Parks Pedestrian Trails	18 Holes of Golf Clubhouse Beach club		18 Holes of Golf Clubhouse Beach club Lake Amenity	36 Holes of Golf Clubhouse	Pool	Tot lots Bike Paths	Pool

(E)  = Estimated

	Gulf County				Capitol Region		Jacksonville
St. Joe/Arvida
Description of Communities	WindMark	Mexico					James	St. John's		Hampton
As of September 30, 2002	Beach	Beach	WindMark		SouthWood	SummerCamp	Island	G. & C.C.	RiverTown	Park

Year Sales Begin	2001	TBD	2005		2000	2004	1999	2001	2000	2001

Year of Completion	2003	TBD	2021		2020	2012	2003	2007	2014	2004

Acres In Community	80	Phase I 160	1,900		3,770	650	194	820	4,300	150

Total Planned Units			1,500	(E)		Estimated
Arvida Built	1				2,707	266	365	564		158
Retail Lots/Outside Builder	109	TBD			1,543	233	0	235	TBD	0

Total	110		1,500	(E)	4,250	499	365	799		158

Sales, As Of September 30, 2002
Arvida Built	0	0	0		217	0	321	213	0	48
Retail Lots/Outside Builder	82	0	0		116	0	0	86	23	0

Total	82	0	0		333	0	321	299	23	48

Remaining To Be Sold
Arvida Built	1		TBD		2,490	266	44	351		110
Retail Lots/Outside Builder	27	TBD	TBD		1,427	233	0	149	TBD	0

Total	28		TBD		3,917	499	44	500		110

Contracts On Hand (unclosed)
Arvida Built	0	0	0		103	0	46	62	0	25
Retail Lots/Outside Builder	3	0	0		18	0	0	0	0	0

Total	3	0	0		121	0	46	62	0	25

Arvida-Built House Pricing (In Thousands)	$950	TBD	$200 - $500+		$115 - $300	$310 - $735+	$220 - $430	$210 - $350	TBD	$235 - $400

Lot Pricing (In Thousands)	$90 - $600+	TBD	$100 - $450+		$40 - $150	$70 - $330+		$30 - $70	TBD

Amenities	Beach club Community dock	TBD	Beach club Community dock		18 holes of golf Pedestrian trails Aquatic facility Tennis facility Clubhouse Beach Club	Beach club Marina Pedestrian trails	Tennis facility Pool Sports fields Tot lot	18 holes of golf Clubhouse Aquatic facility Sports fields Tot lots	TBD	Tennis facility Pool Sports fields Tot lot

(E)  = Estimated

	Central Florida		MidAtlantic Operations
St. Joe/Arvida
Description of Communities	Victoria		Including
As of September 30, 2002	Park	Celebration	Saussy Burbank

Year Sales Begin	2001	2003	1999

Year of Completion	After 2014	2007	Ongoing

Acres In Community	1,859	160	N/A

Total Planned Units
Arvida Built	3,468	570
Retail Lots/Outside Builder	732	44	N/A

Total	4,200	614

Sales, As Of September 30, 2002
Arvida Built	100	0	425
Retail Lots/Outside Builder	27	0	0

Total	127	0	425

Remaining To Be Sold
Arvida Built	3,368	570
Retail Lots/Outside Builder	705	44	N/A

Total	4,073	614

Contracts On Hand (unclosed)
Arvida Built	47	0	186
Retail Lots/Outside Builder	3	0	0

Total	50	0	186

Arvida-Built House Pricing (In Thousands)	$140 - $300	$190 - 370	$110 - $380

Lot Pricing (In Thousands)	$45 - $130	$80-125

Amenities	18 holes of golf Clubhouses (2) Aquatic facility Sports fields Village Center	Clubhouse Swimming Pool Pedestrian trails	Varies By Community